THRIVENT VARIABLE ANNUITY ACCOUNT I

Supplement to Prospectus dated April 30, 2011

Regarding

Return Protection Allocations (RPA)

Please include this Supplement with your Prospectus

1.	The RP subaccount definition on page 5 is replaced with the following:

RP subaccount. A Subaccount that is chosen when implementing the Return Protection Allocation optional benefit. There are currently three subaccounts available for this optional benefit.

2.	Replace footnote number 5. in Notes to Fee and Expense Tables on page 8 with the following:

5 The amount shown is based on the guaranteed charge for the Return Protection Allocation. The maximum expense charge is 0.75%. The current charge is 0.75%, except for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount which has a current charge of 0.50%.

3.	The sixth sentence of the Variable Investment Options and the Subaccounts provision on page 12 is replaced with the following two sentences:

If you choose the Return Protection Allocation, you are limited in your investment options to the Thrivent Moderately Conservative Allocation and the Thrivent Moderate Allocation Subaccounts. If you choose the Guaranteed Lifetime Withdrawal Benefit, you are limited in your investment options to the Thrivent Moderately Conservative Allocation, the Thrivent Moderate Allocation and the Thrivent Moderately Aggressive Allocation Subaccounts.

4.	The first two sentences of The RPA Benefit provision on pages 22 and 23 will be replaced with the following three sentences:

The RPA Benefit. The Return Protection Allocation (RPA) is an optional living benefit available in your contract for an additional charge. The maximum charge is 0.75%. This is in addition to the Mortality and Expense Risk charge. The current charge is 0.75%, except for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount which has a current charge of 0.50%.

5.	The first paragraph and the chart under Adding the RPA Benefit provision, on page 23 of the prospectus, will be replaced with the following:

Adding the RPA Benefit. You may purchase the RPA benefit as a part of your Contract at the time of application or after your Contract is issued. (Oregon does not permit the addition of the RPA benefit after the initial application of the contract.) On any Valuation Day you may not have more than one seven-year and one ten-year allocation. Each RPA may not have an expiration date later than the Annuity Date. Currently there are the following investment options (RP subaccounts) providing the guarantees for the periods shown in the table. You may choose a maximum of two of the following allocations; one for each period:

Allocation Period	RP Moderately Conservative Allocation Subaccount	RP Moderate Allocation Subaccount	RP Moderately Aggressive Allocation Subaccount
7 Years	Guaranteed return of allocation amount	Not Available	Not Available
10 Years	Guaranteed return of allocation amount	Guaranteed return of allocation amount	Not Available

6.	The RPA Charge provision on page 41 will be replaced with the following:

RPA Charge. We impose a charge for the RPA benefit as a percentage of average daily accumulated value based on the RP subaccount and allocation period you chose. The maximum charge is 0.75%. This is in addition to the Mortality and Expense Risk charge. The current charge is 0.75%, except for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount which has a current charge of 0.50%.

7.	The Periodic Fees and Expenses other than Fund Expenses table on page 80 is amended as follows:

The current charge for the Return Protection Allocation (RPA) is footnoted as follows:

The current charge is 0.50% for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount.

and the current charge for the MADB and RPA is footnoted as follows:

The current charge is 0.60% for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount.

The date of this Supplement is January 9, 2012

Please include this Supplement with your Prospectus.

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Toll-Free Telephone Number

800-847-4836

27281